Summary Prospectus March 1, 2017 American Century Investments® Adaptive Equity Fund

Investor Class: AMVIX Institutional Class: AVDIX	A Class: AVDAX R Class: AVDRX	R6 Class: AVDMX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated March 1, 2017 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated October 31, 2016. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged for shares held less than 60 days)	2.00%	2.00%	None	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	R	R6
Management Fee	1.25%	1.05%	1.25%	1.25%	0.90%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.50%	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.25%	1.05%	1.50%	1.75%	0.90%
Fee Waiver[2]	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses After Waiver	1.15%	0.95%	1.40%	1.65%	0.80%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of purchase.

[2]
The advisor has agreed to waive 0.10 percentage points of the fund’s management fee. The advisor expects this waiver to continue until February 28, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$117	$387	$677	$1,502
Institutional Class	$97	$325	$570	$1,273
A Class	$710	$1,013	$1,338	$2,253
R Class	$168	$542	$940	$2,052
R6 Class	$82	$277	$489	$1,099
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 116% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund will invest at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock and equity equivalents. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders.
The fund uses an approach to common stock investing developed by the fund’s investment advisor. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis.
The portfolio managers use these quantitative tools to rank stocks from most attractive to least attractive in a model that uses factors that the advisor believes are predictive of a stock’s performance. These factors can be classified into categories related to general market conditions and those based on stock specific criteria. Factors related to general market conditions help determine the importance of the stock specific criteria, which may include those related to valuation, quality, growth and sentiment. The managers also use portfolio optimization to provide a balance between risk and expected return.
In addition to investing in U.S. companies, the fund may invest in securities of foreign companies, including companies located in emerging markets when these securities meet the portfolio managers’ standards of selection.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.

Principal Risks

•
Growth Stocks – Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

•	Value Stocks – If the market does not consider the individual stocks purchased by the fund to be undervalued, the value of the fund’s shares may decline, even if stock prices are generally rising.

•
Investment Process Risk - Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative model will result in effective investment decisions for the fund.

•
Small- and Mid-Cap Risks – The smaller companies in which the fund invests may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

•
Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class does not have investment performance for a full calendar year, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns

Highest Performance Quarter (3Q 2009): 18.92% Lowest Performance Quarter (3Q 2008): -25.25%

Average Annual Total Returns For the calendar year ended December 31, 2016	1 year	5 years	10 years
Investor Class Return Before Taxes	13.11%	14.13%	6.77%
Return After Taxes on Distributions	12.85%	13.25%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares	7.63%	11.20%	5.39%
Institutional Class Return Before Taxes	13.26%	14.33%	6.98%
A Class[1] Return Before Taxes	6.33%	12.49%	5.88%
R Class[1] Return Before Taxes	12.56%	13.54%	6.23%
Russell 1000® Index[2] (reflects no deduction for fees, expenses or taxes)	12.05%	14.67%	7.08%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.65%	7.07%

[1]
Historical performance for A Class and R Class prior to their inception is based on the performance of Investor Class shares. A and R Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

[2]	Effective July 1, 2016, the fund’s investment advisor has selected a different index for comparison purposes. The advisor believes the Russell 1000® Index is more reflective of the fund’s strategy.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Stephen Pool, Portfolio Manager, has been a member of the team that manages the fund since 2002.
Joseph Reiland, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2017.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.
There is no minimum initial investment amount for R6 Class shares.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM- 91083 1703